Exhibit 99.1

News Release

AppFolio, Inc. Announces Second Quarter 2021 Financial Results

SANTA BARBARA, Calif., August 9, 2021 (GLOBE NEWSWIRE) -- AppFolio, Inc. (NASDAQ: APPF) ("AppFolio" or the "Company"), a leading provider of cloud-based business software solutions, services, and data analytics to the real estate market, today announced its financial results for the second quarter ended June 30, 2021.

AppFolio's operating results for the second quarter of 2021 are summarized in the tables accompanying this press release. The Company nevertheless urges investors to read its Annual Report on Form 10-K, which was filed with the Securities and Exchange Commission (the "SEC") on March 1, 2021, as well as its more detailed second quarter 2021 results that will be included in the Company's Quarterly Report on Form 10-Q, which will be filed with the SEC today. These periodic report filings, together with other documents the Company files with the SEC from time to time, will be accessible on AppFolio's website, http://ir.appfolioinc.com. The limited information that follows in this press release is not adequate for making an informed investment judgment.

Financial Outlook
Based on information available as of August 9, 2021, AppFolio's outlook for fiscal year 2021 follows:
•Full year revenue is expected to be in the range of $350 million to $355 million.
•Diluted weighted average shares are expected to be approximately 36 million for the full year.

Conference Call Information
As previously announced, the Company will host a conference call today, August 9, 2021, at 1:30 p.m. Pacific Time, 4:30 p.m. Eastern Time, to discuss its financial results. Participants who wish to dial into the conference call please register in advance at http://www.directeventreg.com/registration/event/2995293. After registering, a confirmation email will be sent, including dial-in details and a unique code for entry. Registration will be open through the start of the live call.

Following the conference call, a replay will be available at (800) 585-8367 (domestic) or (416) 621-4642 (international). The replay passcode is 2995293. An archived webcast of this conference call will also be available on AppFolio’s Investor Relations website at http://ir.appfolioinc.com.

About AppFolio, Inc.
AppFolio provides innovative software, services and data analytics to the real estate industry. Our cloud-based business management solutions are designed to enable our customers to digitally transform their businesses, address critical business operations and enable exceptional customer service. Today our core solutions include AppFolio Property Manager, AppFolio Property Manager PLUS, and AppFolio Investment Management. In addition, the Company offers a variety of Value+ services that are designed to enhance, automate and streamline essential processes and workflows for our customers. AppFolio was founded in 2006 and is headquartered in Santa Barbara, CA. Learn more at www.appfolioinc.com.

Investor Relations Contact: ir@appfolio.com

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which statements are subject to considerable risks and uncertainties. Forward-looking statements include all statements that are not statements of historical fact contained in this press release, and can be identified by words such as “anticipates,” “believes,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts," “projects,” “seeks,” “should,” “will,” “would” or similar expressions and the negatives of those expressions. In particular, forward-looking statements contained in this press release relate to the Company's future or assumed revenues and weighted-average outstanding shares, as well as its future growth and success.

Forward-looking statements represent AppFolio's current beliefs and assumptions based on information currently available. Forward-looking statements involve numerous known and unknown risks, uncertainties and other factors that may cause the Company's actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Some of the risks and uncertainties that may cause the Company's actual results to materially differ from those expressed or implied by these forward-looking statements are described in the section entitled “Risk Factors” in AppFolio's Quarterly Report on Form 10-Q for the quarter ended June 30, 2021, which will be filed with the SEC today, as well as in the Company's other filings with the SEC. You should read this press release with the understanding that the Company's actual future results may be materially different from the results expressed or implied by these forward looking statements.

Except as required by applicable law or the rules of the NASDAQ Global Market, AppFolio assumes no obligation to update any forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.

CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED)
(in thousands, except par values)

	June 30, 2021	December 31, 2020
Assets
Current assets
Cash and cash equivalents	$48,610	$140,263
Investment securities—current	102,978	28,256
Accounts receivable, net	14,973	10,057
Prepaid expenses and other current assets	23,306	20,777
Total current assets	189,867	199,353
Investment securities—noncurrent	11,541	6,770
Property and equipment, net	27,324	26,439
Operating lease right-of-use assets	40,983	30,561
Capitalized software development costs, net	39,225	35,459
Goodwill	56,147	56,147
Intangible assets, net	14,017	16,357
Deferred income taxes—noncurrent	12,774	12,181
Other long-term assets	7,194	6,213
Total assets	$399,072	$389,480
Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable	$2,411	$1,040
Accrued employee expenses—current	27,504	18,888
Accrued expenses	11,403	14,069
Deferred revenue	3,205	2,262
Income tax payable	66	9,095
Other current liabilities	4,196	4,451
Total current liabilities	48,785	49,805
Accrued employee expenses—noncurrent	968	—
Operating lease liabilities	53,936	40,146
Deferred income taxes—noncurrent	8,116	13,609
Total liabilities	111,805	103,560
Stockholders’ equity:
Preferred stock, $0.0001 par value, 25,000 shares authorized and no shares issued and outstanding as of June 30, 2021 and December 31, 2020	—	—
Class A common stock, $0.0001 par value, 250,000 shares authorized as of June 30, 2021 and December 31, 2020; 19,408 and 19,148 shares issued as of June 30, 2021 and December 31, 2020, respectively; 18,989 and 18,729 shares outstanding as of June 30, 2020 and December 31, 2020, respectively	2	2
Class B common stock, $0.0001 par value, 50,000 shares authorized as of June 30, 2021 and December 31, 2020; 15,621 and 15,659 shares issued and outstanding as of June 30, 2021 and December 31, 2020, respectively	2	2
Additional paid-in capital	160,160	161,247
Accumulated other comprehensive (loss) income	(10)	56
Treasury stock, at cost, 419 shares of Class A common stock as of June 30, 2021 and December 31, 2020	(25,756)	(25,756)
Retained earnings	152,869	150,369
Total stockholders’ equity	287,267	285,920
Total liabilities and stockholders’ equity	$399,072	$389,480

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED)
(in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Revenue	$89,040	$81,043	$167,961	$153,538
Costs and operating expenses:
Cost of revenue (exclusive of depreciation and amortization)	32,819	27,411	66,117	56,372
Sales and marketing	17,714	13,717	33,893	28,223
Research and product development	15,506	12,128	29,889	23,340
General and administrative	14,206	14,785	27,567	23,357
Depreciation and amortization	7,649	6,657	15,018	13,071
Total costs and operating expenses	87,894	74,698	172,484	144,363
Income (loss) from operations	1,146	6,345	(4,523)	9,175
Other income (loss), net	496	(10)	1,058	12
Interest income (expense), net	55	(562)	108	(1,056)
Income (loss) before benefit from income taxes	1,697	5,773	(3,357)	8,131
Benefit from income taxes	(324)	(13,484)	(5,857)	(13,109)
Net income	$2,021	$19,257	$2,500	$21,240

Net income per common share:
Basic	$0.06	$0.56	$0.07	$0.62
Diluted	$0.06	$0.54	$0.07	$0.60
Weighted average common shares outstanding:
Basic	34,548	34,254	34,479	34,214
Diluted	35,674	35,614	35,697	35,647

Stock-Based Compensation Expense
(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Costs and operating expenses:
Cost of revenue (exclusive of depreciation and amortization)	$463	$520	$934	$646
Sales and marketing	447	477	849	702
Research and product development	1,214	580	2,071	874
General and administrative	1,090	1,176	2,136	1,490
Total stock-based compensation expense	$3,214	$2,753	$5,990	$3,712

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED) (in thousands)
	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Cash from operating activities
Net income	$2,021	$19,257	$2,500	$21,240
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	7,649	6,657	15,018	13,071
Amortization of operating lease right-of-use assets	737	1,018	1,399	2,071
Deferred income taxes	(363)	(13,499)	(6,086)	(13,137)
Stock-based compensation	3,214	2,753	5,990	3,712
Other	(422)	8	(579)	(30)
Changes in operating assets and liabilities:
Accounts receivable	(2,111)	(3,520)	(4,007)	(5,136)
Prepaid expenses and other current assets	(2,218)	2,530	(2,171)	(292)
Other assets	(579)	41	(982)	(107)
Accounts payable	431	555	1,301	193
Accrued employee expenses—current	6,910	6,144	7,638	717
Accrued expenses	757	3,808	(3,047)	4,534
Deferred revenue	(266)	(161)	33	532
Income tax payable	(2,535)	—	(9,029)	—
Other current liabilities	(280)	—	30	100
Accrued employee expenses—noncurrent	(204)	(422)	968	—
Operating lease liabilities	2,357	(876)	1,685	(92)
Net cash provided by operating activities	15,098	24,293	10,661	27,376
Cash from investing activities
Purchases of available-for-sale investments	(49,282)	(12,740)	(148,293)	(13,389)
Proceeds from sales of available-for-sale investments	24,299	—	42,198	13,942
Proceeds from maturities of available-for-sale investments	25,750	500	26,750	7,750
Purchases of property, equipment and intangible assets	(1,866)	(6,314)	(2,804)	(14,306)
Capitalization of software development costs	(5,771)	(5,887)	(11,911)	(12,709)
Net cash used in investing activities	(6,870)	(24,441)	(94,060)	(18,712)
Cash from financing activities
Proceeds from stock option exercises	546	232	646	329
Tax withholding for net share settlement	(4,908)	(3,232)	(8,900)	(9,690)
Payment of contingent consideration	—	—	—	(5,977)
Proceeds from issuance of debt	—	753	—	50,190
Principal payments on debt	—	(1,069)	—	(1,818)
Purchase of treasury stock	—	—	—	(4,194)
Net cash (used in) provided by financing activities	(4,362)	(3,316)	(8,254)	28,840
Net increase (decrease) in cash and cash equivalents and restricted cash	3,866	(3,464)	(91,653)	37,504
Cash, cash equivalents and restricted cash
Beginning of period	45,180	57,215	140,699	16,247
End of period	$49,046	$53,751	$49,046	$53,751